EXHIBIT 4.13





===============================================================================


















                           FORM OF CLOSING INSTRUMENT






===============================================================================

                                TABLE OF CONTENTS

                                                                                                            PAGE

PART A              ASSIGNMENT OF FUNDING AGREEMENT(S) TO THE FUNDING NOTE
                    INDENTURE TRUSTEE.........................................................................1
PART B              ACKNOWLEDGEMENT OF ASSIGNMENT OF FUNDING AGREEMENT(S) TO
                    THE FUNDING NOTE INDENTURE TRUSTEE........................................................3
PART C              TERMINATION OF SECURITY INTEREST AND TRANSFER OF FUNDING
                    AGREEMENT(S) TO ALLSTATE LIFE GLOBAL FUNDING..............................................5
PART D              ACKNOWLEDGEMENT OF TERMINATION OF SECURITY INTEREST AND
                    TRANSFER OF FUNDING AGREEMENT(S)..........................................................7
PART E              ASSIGNMENT OF FUNDING AGREEMENT(S) TO THE TRUST...........................................8
PART F              ACKNOWLEDGEMENT OF ASSIGNMENT OF FUNDING AGREEMENT(S) TO
                    THE TRUST.................................................................................9
PART G              ASSIGNMENT OF FUNDING AGREEMENT(S) TO THE INDENTURE TRUSTEE..............................10
PART H              ACKNOWLEDGEMENT OF ASSIGNMENT OF FUNDING AGREEMENT(S)  TO
                    THE INDENTURE TRUSTEE....................................................................11
PART I              CERTIFICATE REGARDING CUSTODY OF FUNDING AGREEMENT(S)....................................13
PART J              INSTRUCTIONS TO THE FUNDING NOTE INDENTURE TRUSTEE.......................................14
PART K              ACKNOWLEDGEMENT OF FUNDING NOTE INDENTURE TRUSTEE
                    CONCERNING THE FUNDING NOTE CERTIFICATE..................................................15
PART L              CERTIFICATE OF FUNDING NOTE INDENTURE TRUSTEE CONCERNING THE
                    FUNDING AGREEMENT(S).....................................................................16
PART M              INSTRUCTIONS TO THE INDENTURE TRUSTEE....................................................17
PART N              ACKNOWLEDGEMENT OF INDENTURE TRUSTEE CONCERNING THE NOTE
                    CERTIFICATE(S)...........................................................................18
PART O              CERTIFICATE OF INDENTURE TRUSTEE CONCERNING THE FUNDING
                    AGREEMENT(S).............................................................................19
PART P              CERTIFICATE OF GLOBAL FUNDING PURSUANT TO SECTION 7(C) OF THE
                    DISTRIBUTION AGREEMENT...................................................................20
PART Q              OFFICER'S CERTIFICATE OF ALLSTATE LIFE INSURANCE COMPANY
                    PURSUANT TO SECTION 4(C) OF THE REPRESENTATIONS AND INDEMNITY
                    AGREEMENT................................................................................21
PART R              SECRETARY'S CERTIFICATE OF ALLSTATE LIFE INSURANCE COMPANY...............................22
PART S              CERTIFICATE OF SERVICER CONCERNING CORPORATE MATTERS.....................................26
PART T              CERTIFICATE OF ADMINISTRATOR.............................................................29
PART U              CROSS-RECEIPT BETWEEN THE TRUST AND THE AGENT(S).........................................35
PART V              CROSS-RECEIPT BETWEEN THE TRUST AND ALLSTATE LIFE GLOBAL
                    FUNDING..................................................................................36
PART W              CROSS-RECEIPT BETWEEN ALLSTATE LIFE GLOBAL FUNDING AND
                    ALLSTATE LIFE INSURANCE COMPANY..........................................................37
PART X              CROSS-RECEIPT BETWEEN ALLSTATE LIFE GLOBAL FUNDING AND THE

                                       i

                    TRUST....................................................................................38
PART Y              MISCELLANEOUS AND EXECUTION PAGES........................................................39



















                                       ii



     WHEREAS, the parties named herein desire to enter into certain documents relating to the issuance by Allstate Life Global Funding Trust - (the "Trust") of Notes to investors under Allstate Life Global Funding's ("Global Funding") secured medium term notes program;

     WHEREAS, in connection with the issuance of Notes, the Trust and certain other parties have executed and delivered a Series Instrument pursuant to which the Administrative Services Agreement, the Coordination Agreement, the Funding
Note  Indenture,  the  Indenture,  the Name  Licensing  Agreement,  the  Support
Agreement, the Terms Agreement and the Trust Agreement are entered into, and certain other documents are executed (the "Series Instrument");

     WHEREAS,  certain  arrangements  relating  to  the  assignment  of  Funding
Agreement(s)  No.  -  (the  "Funding  Agreement(s)")  issued  by  Allstate  Life
Insurance  Company  ("Allstate  Life") as of the Original  Issue Date, by Global
Funding to the Funding  Note  Indenture  Trustee (as defined in the Funding Note
Indenture set forth in Part H of the Series Instrument) are set forth in the Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee (set forth in Part A hereof), dated as of the Original Issue Date, among the parties thereto indicated in Part Y hereof;

     WHEREAS, certain arrangements relating to Allstate Life's acknowledgement of the assignment of the Funding Agreement(s) from Global Funding to the Funding
Note  Indenture  Trustee  are  set  forth  in  the  Acknowledgement  of  Funding
Agreement(s) Assignment to the Funding Note Indenture Trustee (set forth in Part
B hereof), dated as of the Original Issue Date, among the parties thereto indicated in Part Y hereof;

     WHEREAS,  certain  arrangements  relating  to the  transfer  of the Funding
Agreement(s) by the Funding Note Indenture Trustee to Global Funding are set forth in the Transfer of Funding Agreement(s) to Global Funding (set forth in Part C hereof), dated as of the Original Issue Date, among the parties thereto indicated in Part Y hereof;

     WHEREAS, certain arrangements relating to Allstate Life's acknowledgement of the transfer of the Funding Agreement(s) from the Funding Note Indenture
Trustee  to Global  Funding  are set  forth in the  Acknowledgement  of  Funding
Agreement(s) Transfer to Global Funding (set forth in Part D hereof), dated as of the Original Issue Date, among the parties thereto indicated in Part Y hereof;

     WHEREAS,  certain  arrangements  relating  to the  transfer  of the Funding
Agreement(s) by Global Funding to the Trust are set forth in the Assignment of Funding Agreement(s) to the Trust (set forth in Part E hereof), dated as of the Original Issue Date, among the parties thereto indicated in Part Y hereof;

     WHEREAS, certain arrangements relating to Allstate Life's acknowledgement of the transfer of the Funding Agreement(s) from Global Funding to the Trust are set forth in the Acknowledgement of Assignment of Funding Agreement(s) to the Trust (set forth in Part F hereof), dated as of the Original Issue Date, among the parties thereto indicated in Part Y hereof;

     WHEREAS,  certain  arrangements  relating to the  assignment of the Funding
Agreement(s) by the Trust to the Indenture Trustee (as defined in Part G of the Series Instrument) are set forth in the Assignment of Funding Agreement(s) to the Indenture Trustee (set forth in Part G hereof),

                                      iii

dated as of the Original Issue Date, among the parties thereto indicated in Part
Y hereof;

     WHEREAS, certain arrangements relating to Allstate Life's acknowledgement of the assignment of the Funding Agreement(s) from the Trust to the Indenture
Trustee are set forth in the Acknowledgement of Funding Agreement(s) Assignment to the Indenture Trustee (set forth in Part H hereof), dated as of the Original
Issue Date, among the parties thereto indicated in Part Y hereof;

     WHEREAS,   certain   certifications   concerning  custody  of  the  Funding
Agreement(s) are set forth in the Certificate  Regarding  Custody of the Funding
Agreement(s) (set forth in Part I hereof), dated as of the Original Issue Date;

     WHEREAS,   certain   instructions   of  Global  Funding   relating  to  the
authentication,  registration,  acceptance  and  retention  of  the  certificate representing the Funding Note (the "Funding Note  Certificate"),  and a standing order  regarding  payments  to be made in respect of the Funding  Note,  are set forth in the Instructions of Global Funding (set forth in Part J hereof),  dated as of the Original Issue Date,  between the parties thereto  indicated in Part Y hereof;

     WHEREAS,  certain  arrangements  relating  to the  Funding  Note  Indenture
Trustee's  acknowledgement  of  the  receipt,  authentication,   acceptance  and
retention  of the  Funding  Note  Certificate,  and a standing  order  regarding payments  to be made in  respect  of the  Funding  Note,  are set  forth  in the
Acknowledgment  of Funding Note  Indenture  Trustee  Concerning the Funding Note
Certificate (set forth in Part K hereof), dated as of the Original Issue Date;

     WHEREAS,  certain  arrangements  relating  to the  Funding  Note  Indenture
Trustee's   acknowledgement   of  the  receipt  and  retention  of  the  Funding
Agreement(s) are set forth in the Certificate of Funding Note Indenture  Trustee
Concerning the Funding  Agreement(s)  (set forth in Part L hereof),  dated as of the Original Issue Date;

     WHEREAS, certain instructions of the Trust relating to the authentication, registration, acceptance and retention of the certificate(s) representing the Notes, and a standing order regarding payments to be made in respect of the Notes, are set forth in the Instructions of the Trust (set forth in Part M hereof), dated as of the Original Issue Date;

     WHEREAS,   certain   arrangements   relating  to  the  Indenture  Trustee's
acknowledgement of the receipt, authentication,  acceptance and retention of the certificate(s)  representing the Notes, and a standing order regarding  payments to be made in  respect  of the  Notes,  are set forth in the  Acknowledgment  of
Indenture  Trustee  Concerning  the  Note  Certificate(s)  (set  forth in Part N hereof), dated as of the Original Issue Date;

     WHEREAS,   certain   arrangements   relating  to  the  Indenture  Trustee's
acknowledgement of the receipt and retention of the Funding Agreement(s) are set
forth  in  the   Certificate  of  Indenture   Trustee   Concerning  the  Funding
Agreement(s) (set forth in Part O hereof), dated as of the Original Issue Date;

     WHEREAS,   certain   certifications  of  Global  Funding  pursuant  to  the
Distribution  Agreement  are set  forth in the  Certificate  of  Global  Funding
Pursuant  to Section  7(c) of the  Distribution  Agreement  (set forth in Part P hereof), dated as of the Original Issue Date;

                                       iv

     WHEREAS,   certain   certifications   of  Allstate  Life  pursuant  to  the
Representations   and  Indemnity  Agreement  are  set  forth  in  the  Officer's
Certificate of Allstate Life Insurance  Company  Pursuant to Section 4(c) of the
Representations and Indemnity  Agreement (set forth in Part Q hereof),  dated as of the Original Issue Date;

     WHEREAS, certain certifications of the Secretary of Allstate Life are set forth in the Secretary's Certificate of Allstate Life Insurance Company (set forth in Part R hereof), dated as of the Original Issue Date;

     WHEREAS,   certain  certifications  of  the  Indenture  Trustee  concerning corporate  matters  are  set  forth  in the  Certificate  of  Indenture  Trustee
Concerning  Corporate  Matters  (set  forth in Part S  hereof),  dated as of the
Original Issue Date;

     WHEREAS, certain certifications of the Administrator (as defined in Part B of the Series Instrument) are set forth in the Certificate of Administrator (set forth in Part T hereof), dated as of the Original Issue Date;

     WHEREAS, the acknowledgments of the cross-receipt between the Trust and the Agent(s) are set forth in the Cross-Receipt between the Trust and the Agent(s)
(set forth in Part U hereof), dated as of the Original Issue Date;

     WHEREAS, the acknowledgments of the cross-receipt between the Trust and Global Funding are set forth in the Cross-Receipt between the Trust and Global
Funding (set forth in Part V hereof), dated as of the Original Issue Date;

     WHEREAS, the acknowledgments of the cross-receipt between Global Funding and Allstate Life are set forth in the Cross-Receipt between Global Funding and Allstate Life (set forth in Part W hereof), dated as of the Original Issue Date;
and

     WHEREAS, the acknowledgments of the cross-receipt between Global Funding and the Trust are set forth in the Cross-Receipt between Global Funding and the Trust (set forth in Part X hereof), dated as of the Original Issue Date.

     All capitalized terms used in the above recitals and not otherwise defined will have the meanings set forth in the Indenture set forth in Part G of the Series Instrument.


                                       v

                                     PART A
                       ASSIGNMENT OF FUNDING AGREEMENT(S)
                      TO THE FUNDING NOTE INDENTURE TRUSTEE

     With respect to the Funding Note Indenture set forth in Part H of the Series Instrument (as defined in the second recital to the Closing Instrument)
(the "Funding Note  Indenture")  among  Allstate  Life Global  Funding  ("Global
Funding") and the other parties specified therein and in furtherance of the grant to the Funding Note Indenture Trustee (as defined in the Funding Note
Indenture) of the Security Interest (as defined in the Funding Note Indenture) for the benefit of each Secured Party (as defined in the Funding Note
Indenture), subject to its right to assign the Funding Agreement(s) (as defined in the third recital to the Closing Instrument) to the Allstate Life Global
Funding Trust specified in the Closing Instrument (the "Trust") in accordance with the terms of the Funding Note and the Coordination Agreement (as defined below), Global Funding hereby assigns, as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument as Annex A, to the Funding Note Indenture Trustee all of its rights and interests of every nature as the Owner (as defined in the Funding Agreement(s)) under the Funding
Agreement(s).  Global Funding hereby  notifies  Allstate Life Insurance  Company
("Allstate  Life") of the assignment of the Funding  Agreement(s) to the Funding
Note Indenture Trustee effected hereby and requests that Allstate Life consent to such assignment, and Allstate Life hereby gives consent to such assignment.

     Each of Global  Funding,  the Funding Note  Indenture  Trustee and Allstate
Life hereby agrees that,  upon giving effect to the assignment  described  above
(the "Assignment"), the Funding Note Indenture Trustee shall be a party to and the "Owner" under each Funding Agreement and shall be the assignee of the rights and interests of Global Funding under each Funding Agreement.

     The Funding Note Indenture Trustee hereby represents and covenants that the Funding Agreement(s) will be held, on its behalf, by the Collateral Custodian
(as defined in Part F of the Series Instrument) in Chicago, Illinois.

     Each of Global  Funding,  the Funding Note  Indenture  Trustee and Allstate
Life hereby agrees that the Assignment shall not be effective until the conditions precedent to assignment set forth in Section 5 of the Funding
Agreement(s) (other than the giving by Allstate Life of its consent to this Assignment) have been complied with by Global Funding, the Funding Note
Indenture Trustee and Allstate Life, as the case may be. Each of Global Funding and the Funding Note Indenture Trustee hereby undertakes to take all actions necessary to comply with such conditions, and Allstate Life hereby affirms that it will promptly change its books and records to reflect the Assignment upon receipt of documents required under the Funding Agreement(s).

     Each of Global  Funding,  the Funding Note  Indenture  Trustee and Allstate
Life agrees that in connection with the assignment of the Funding Agreement(s) by Global Funding to the Trust, and the surrender and cancellation of the Funding Note, in accordance with the terms of the Funding Note and the Coordination Agreement (as defined below) the Assignment will terminate and all rights and interests of the Funding Note Indenture Trustee as a party to and the "Owner" of each Funding Agreement and as the assignee of the rights and interests of Global Funding

                                       1

under each Funding Agreement will be immediately transferred by the Funding Note
Indenture Trustee, and revert, to Global Funding.

     The Assignment and this letter shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     "Closing Instrument" means the Closing Instrument in which this Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee is included as Part A.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series
Instrument (the "Coordination Agreement").





                                       2

                                     PART B
              ACKNOWLEDGEMENT OF ASSIGNMENT OF FUNDING AGREEMENT(S)
                      TO THE FUNDING NOTE INDENTURE TRUSTEE

     With respect to the Assignment of Funding  Agreement(s) to the Funding Note
Indenture  Trustee,  set  forth  in  Part  A  of  the  Closing  Instrument  (the
"Assignment"),  executed by Allstate Life Global Funding (the "Funding Agreement
Buyer") and the Funding Note  Indenture  Trustee (as defined in the Funding Note
Indenture set forth in Part H of the Series Instrument (as defined in the second recital to the Closing  Instrument)  for the Allstate Life Global  Funding Trust
specified in the Closing  Instrument (the "Trust") (such Funding Note Indenture, the "Funding Note  Indenture"),  and  acknowledged  by Allstate  Life  Insurance
Company  ("Allstate Life") regarding the assignment of the Funding  Agreement(s)
(as  defined in the third  recital to the Closing  Instrument),  dated as of the
Original Issue Date identified in the Pricing Supplement  attached as Annex A to the  Series  Instrument  for the  Trust,  and in order to  induce  the  Trust to purchase the Funding Note, and the Funding Note Indenture  Trustee to accept the
Funding  Agreement(s)  as security for Global  Funding's  obligations  under the
Funding Note,  Allstate Life hereby (a)  represents  and warrants to the Funding
Agreement  Buyer and the Funding Note Indenture  Trustee that (i) it has changed its books and records to reflect the Assignment as required by Section 5 of each
Funding  Agreement,  (ii) all other  conditions  precedent to the Assignment set forth in Section 5 of each Funding  Agreement  have been  satisfied and (iii) no person or entity  other than the Funding  Agreement  Buyer or the  Funding  Note
Indenture  Trustee has been, and no person or entity other than the Funding Note
Indenture Trustee is, shown on Allstate Life's books and records as the owner of or as having any interest in the Funding Agreement(s),  (b) covenants and agrees with the Funding  Agreement Buyer and the Funding Note Indenture Trustee that it will not  hereafter  (i) consent to the  transfer or  assignment  of the Funding
Agreement(s)  to any person or entity other than the Funding  Agreement Buyer or the Funding Note  Indenture  Trustee or (ii) change its books or records to show any  person or entity  other  than the  Funding  Note  Indenture  Trustee or the
Funding  Agreement  Buyer,  as the owner of or as  having  any  interest  in the
Funding Agreement(s),  except in each case pursuant to written instructions from the Funding  Agreement  Buyer and the Funding  Note  Indenture  Trustee or their respective  successors  or as  otherwise  provided  pursuant to the terms of the
Funding Note and the Coordination Agreement (as defined below) and (c) covenants and agrees  with the Funding  Agreement  Buyer and the  Funding  Note  Indenture
Trustee to (i) consent to any request by the Funding Note  Indenture  Trustee to transfer or assign the Funding Agreement(s) to any person or entity, (ii) change its books or records to reflect any such transfer or  assignment  and (iii) take such  other  action  as may be  required  on its  part to cause  the  conditions precedent  for such a  transfer  or  assignment  contained  in  Section 5 of the
Funding   Agreement(s)  to  be  satisfied  with  respect  to  such  transfer  or assignment.

     Allstate Life hereby also represents that Allstate Life did not receive any notice of any adverse claim prior to (a) its acknowledgment and consent to the Assignment or (b) taking the actions under Section 5 of the Funding Agreement(s) to effect the Assignment.

     This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their

                                       3

respective successors and assigns.

     "Closing   Instrument"   means  the  Closing   Instrument   in  which  this
Acknowledgement  of  Assignment  of Funding  Agreement(s)  to the  Funding  Note
Indenture Trustee is included as Part B.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series
Instrument (the "Coordination Agreement").






                                       4

                                     PART C
                      TERMINATION OF SECURITY INTEREST AND
        TRANSFER OF FUNDING AGREEMENT(S) TO ALLSTATE LIFE GLOBAL FUNDING

     In connection with the assignment of the Funding Agreement(s) (as defined in the third recital to the Closing Instrument) by Allstate Life Global Funding
("Global  Funding") to the Allstate Life Global  Funding Trust  specified in the
Closing Instrument (the "Trust"), and the surrender and cancellation of the Funding Note, in accordance with the terms of the Funding Note and the Coordination Agreement (as defined below), Global Funding hereby certifies, and each of Global Funding and the Funding Note Indenture Trustee (as defined in the Funding Note Indenture set forth in Part H of the Series Instrument (as defined in the second recital to the Closing Instrument) for the Trust (the "Funding
Note Indenture")  agrees,  that the Security Interest (as defined in the Funding
Note Indenture) in the Collateral (as defined in the Funding Note Indenture) in favor of the Funding Note Indenture Trustee has terminated and all rights to the Collateral have reverted to Global Funding. The Funding Note Indenture Trustee hereby transfers, as of the Original Issue Date specified in the Pricing
Supplement attached to the Series Instrument for the Trust as Annex A, to Global
Funding all of its rights and interests of every nature as the Owner (as defined in the Funding Agreement(s)) under the Funding Agreement(s). Global Funding and the Funding Note Indenture Trustee hereby notify Allstate Life Insurance Company
("Allstate Life") of the termination of the Security Interest and the transfer of the Funding Agreement(s) to Global Funding effected hereby (the "Transfer") and request that Allstate Life consent to the Transfer, and Allstate Life hereby gives consents to the Transfer.

     Each of the Funding Note  Indenture  Trustee,  Global  Funding and Allstate
Life hereby agrees that, upon giving effect to the Transfer, Global Funding shall be a party to and the "Owner" under the Funding Agreement(s) and shall be the transferee of the rights and interests of the Funding Note Indenture Trustee under the Funding Agreement(s).

     Global   Funding   hereby   represents   and  covenants  that  the  Funding
Agreement(s)  will be  held,  on its  behalf,  by the  Collateral  Custodian  in
Chicago, Illinois.

     Each of the Funding Note  Indenture  Trustee,  Global  Funding and Allstate
Life hereby agrees that the Transfer shall not be effective until the conditions precedent to transfer set forth in Section 5 of the Funding Agreement(s) (other than the giving by Allstate Life of its consent to this Transfer) have been complied with by the Funding Note Indenture Trustee, Global Funding and Allstate
Life, as the case may be. Each of the Funding Note Indenture  Trustee and Global
Funding hereby undertakes to take all actions necessary to comply with such conditions, and Allstate Life hereby affirms that it will promptly change its books and records to reflect the Transfer upon receipt of documents required under the Funding Agreement(s).

     The Transfer and this letter shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     "Closing Instrument" means the Closing Instrument in which this Termination of

                                       5

Security  Interest and Transfer of Funding  Agreement(s) to Allstate Life Global
Funding is included as Part C.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series
Instrument (the "Coordination Agreement").



                                       6


                                     PART D
               ACKNOWLEDGEMENT OF TERMINATION OF SECURITY INTEREST
                      AND TRANSFER OF FUNDING AGREEMENT(S)

     With respect to the Termination of Security Interest and Transfer of Funding Agreement(s) to Allstate Life Global Funding ("Global Funding"), set forth in Part C of the Closing Instrument (the "Transfer"), executed by the Funding Note Indenture Trustee (as defined in the Funding Note Indenture set forth in Part H of the Series Instrument (as defined in the second recital to the Closing Instrument) for the Trust (the "Funding Note Indenture") and Global
Funding, and acknowledged by Allstate Life Insurance Company ("Allstate Life") regarding the termination of the Security Interest (as defined in the Funding
Note Indenture in the Collateral (as defined in the Funding Note Indenture) in favor of the Funding Note Indenture Trustee and the transfer by the Funding Note
Indenture Trustee to Global Funding of the Funding Agreement(s) (as defined in the third recital to the Closing Instrument) dated as of the Original Issue Date identified in the Pricing Supplement attached as Annex A to the Series
Instrument,  Allstate  Life hereby  represents  and warrants to the Funding Note
Indenture Trustee and Global Funding that (a) it has changed its books and records to reflect the Transfer as required by Section 5 of the Funding
Agreement(s),  (b) all other  conditions  precedent to the Transfer set forth in
Section 5 of the Funding Agreement(s) have been satisfied and (c) no person or entity other than Global Funding or the Funding Note Indenture Trustee has been, and no person or entity other than Global Funding is, shown on Allstate Life's books and records as the owner of or as having any interest in the Funding
Agreement(s).

     Allstate Life hereby also represents that Allstate Life did not receive any notice of any adverse claim prior to (a) its acknowledgment and consent to the Transfer or (b) taking the actions under Section 5 of the Funding Agreement(s) to effect the Transfer.

     This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     "Closing   Instrument"   means  the  Closing   Instrument   in  which  this
Acknowledgement  of  Termination  of Security  Interest  and Transfer of Funding
Agreement(s) is included as Part D.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series
Instrument.


                                       7

                                     PART E
                 ASSIGNMENT OF FUNDING AGREEMENT(S) TO THE TRUST

     With respect to (a) the  Coordination  Agreement  among the  Allstate  Life
Global Funding Trust specified in the Closing Instrument (the "Trust") and the other parties specified therein, set forth in Part F of the Series Instrument
(as defined in the second recital to the Closing  Instrument) for the Trust (the
"Coordination Agreement") and (b) the Terms Agreement set forth in Part E of the Series Instrument, Allstate Life Global Funding ("Global Funding") hereby assigns absolutely to, and deposits into, the Trust, as of the Original Issue
Date specified in the Pricing Supplement attached to the Series Instrument as Annex A, all of its rights and interests of every nature as the Owner (as defined in the Funding Agreement(s)) under the Funding Agreement(s) (as defined in the third recital to the Closing Instrument). Global Funding hereby notifies
Allstate  Life  Insurance  Company  ("Allstate  Life") of the  assignment of the
Funding  Agreement(s)  to the Trust  effected  hereby and requests that Allstate
Life consent to such assignment, and Allstate Life hereby gives consent to such assignment.

     Each of Global Funding, the Trust and Allstate Life hereby agrees that, upon giving effect to the assignment described above (the "Assignment"), the Trust shall be a party to and the "Owner" under the Funding Agreement(s) and shall be the assignee of the rights and interests of Global Funding under the Funding Agreement(s).

     The Trust hereby represents and covenants that the Funding Agreement(s) will be held, on its behalf, by the Collateral Custodian in Chicago, Illinois.

     Each of Global Funding, the Trust and Allstate Life hereby agrees that the Assignment shall not be effective until the conditions precedent to transfer set forth in Section 5 of the Funding Agreement(s) (other than the giving by Allstate Life of its consent to this Assignment) have been complied with by Global Funding, the Trust and Allstate Life, as the case may be. Each of Global
Funding and the Trust hereby undertakes to take all actions necessary to comply with such conditions, and Allstate Life hereby affirms that it will promptly change its books and records to reflect the Assignment upon receipt of documents required under the Funding Agreement(s).

         The Assignment and this letter shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     "Closing Instrument" means the Closing Instrument in which this Assignment of Funding Agreement(s) to the Trust is included as Part E.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement.


                                       8

                                     PART F
              ACKNOWLEDGEMENT OF ASSIGNMENT OF FUNDING AGREEMENT(S)
                                  TO THE TRUST

     With respect to the Assignment of Funding Agreement(s) to the Trust, set forth in Part E of the Closing Instrument (the "Assignment"), executed by Allstate Life Global Funding ("Global Funding") and the Allstate Life Global
Funding  Trust  specified  in the Closing  Instrument  (the  "Funding  Agreement
Buyer"), and acknowledged by Allstate Life Insurance Company ("Allstate Life") regarding the assignment of the Funding Agreement(s) (as defined in the third recital to the Closing Instrument), dated as of the Original Issue Date identified in the Pricing Supplement attached as Annex A to the Series
Instrument (as defined in the second recital to the Closing Instrument) for the Trust, and in order to induce the Funding Agreement Buyer to purchase the Funding Agreement(s), Allstate Life hereby (a) represents and warrants to Global
Funding and the Funding Agreement Buyer that (i) it has changed its books and records to reflect the Assignment as required by Section 5 of each Funding
Agreement,  (ii) all other  conditions  precedent to the Assignment set forth in
Section 5 of the Funding Agreement(s) have been satisfied and (iii) no person or entity other than the Funding Agreement Buyer or Global Funding has been, and no person or entity other than the Funding Agreement Buyer is, shown on Allstate
Life's books and records as the owner of or as having any interest in the Funding Agreement(s) and (b) covenants and agrees with Global Funding and the Funding Agreement Buyer that it will not hereafter (i) consent to the transfer or assignment of the Funding Agreement(s) to any person or entity other than the Funding Agreement Buyer and the Indenture Trustee or (ii) change its books or records to show any person or entity other than the Indenture Trustee as the owner of or as having any interest in the Funding Agreement(s), except in each case pursuant to written instructions from the Funding Agreement Buyer and the Indenture Trustee or its successors.

     Allstate Life hereby also represents that Allstate Life did not receive any notice of any adverse claim prior to (a) its acknowledgment and consent to the Assignment or (b) taking the actions under Section 5 of the Funding Agreement(s) to effect the Assignment.

     This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     "Closing   Instrument"   means  the  Closing   Instrument   in  which  this
Acknowledgement  of Assignment of Funding  Agreement(s) to the Trust is included as Part F.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series
Instrument.


                                       9

                                     PART G
                       ASSIGNMENT OF FUNDING AGREEMENT(S)
                            TO THE INDENTURE TRUSTEE

     With  respect  to (a) the  Indenture  set  forth  in  Part G of the  Series
Instrument (as defined in the second recital to the Closing Instrument) for the Allstate Life Global Funding Trust specified in the Closing Instrument (the
"Trust", and, such Indenture, the "Indenture") and (b) the Terms Agreement set forth in Part E of the Series Instrument, and in furtherance of the grant to the Indenture Trustee of the Security Interest (as defined in the Indenture) for the benefit of each Secured Party (as defined in the Indenture), the Trust hereby assigns, as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A, to the Indenture
Trustee all of its rights and interests of every nature as the Owner (as defined in the Funding Agreement(s)) under the Funding Agreement(s) (as defined in the third recital to the Closing Instrument). The Trust hereby notifies Allstate
Life  Insurance  Company  ("Allstate  Life") of the  assignment  of the  Funding
Agreement(s) to the Indenture Trustee effected hereby and requests that Allstate
Life consent to such assignment, and Allstate Life hereby gives consent to such assignment.

     Each of the Trust, the Indenture Trustee and Allstate Life hereby agrees that, upon giving effect to the assignment described above (the "Assignment"), the Indenture Trustee shall be a party to and the "Owner" under the Funding
Agreement(s) and shall be the assignee of the rights and interests of the Trust under the Funding Agreement(s).

     The Indenture  Trustee  hereby  represents  and covenants  that the Funding
Agreement(s) will be held, on its behalf, by the Collateral Custodian in Chicago, Illinois.

     Each of the Trust, the Indenture Trustee and Allstate Life hereby agrees that the Assignment shall not be effective until the conditions precedent to assignment set forth in Section 5 of the Funding Agreement(s) (other than the giving by Allstate Life of its consent to this Assignment) have been complied with by the Trust, the Indenture Trustee and Allstate Life, as the case may be.
Each of the Trust and the Indenture Trustee hereby undertakes to take all actions necessary to comply with such conditions, and Allstate Life hereby affirms that it will promptly change its books and records to reflect the Assignment upon receipt of documents required under the Funding Agreement(s).

     The Assignment and this letter shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     "Closing Instrument" means the Closing Instrument in which this Assignment of Funding Agreement(s) to the Indenture Trustee is included as Part G.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series
Instrument.

                                       10

                                     PART H
              ACKNOWLEDGEMENT OF ASSIGNMENT OF FUNDING AGREEMENT(S)
                            TO THE INDENTURE TRUSTEE

     With respect to the  Assignment  of Funding  Agreement(s)  to the Indenture
Trustee,  set  forth in Part G of the  Closing  Instrument  (the  "Assignment"),
executed by the  Allstate  Life Global  Funding  Trust  specified in the Closing
Instrument  (the "Trust" or the  "Funding  Agreement  Buyer") and the  Indenture
Trustee,  and acknowledged by Allstate Life Insurance Company ("Allstate Life"),
regarding the  assignment of the Funding  Agreement(s)  (as defined in the third recital  to the  Closing  Instrument),  dated  as of  the  Original  Issue  Date identified  in  the  Pricing  Supplement  attached  as  Annex  A to  the  Series
Instrument (as defined in the second recital to the Closing  Instrument) for the
Trust,  and in order to induce  the  Funding  Agreement  Buyer to  purchase  the
Funding   Agreement(s),   and  the  Indenture  Trustee  to  accept  the  Funding
Agreement(s) as security for the Funding Agreement Buyer's obligations under the
Notes, Allstate Life hereby (a) represents and warrants to the Funding Agreement
Buyer and the Indenture Trustee that (i) it has changed its books and records to reflect the  Assignment  as  required by Section 5 of the Funding  Agreement(s),
(ii) all other conditions  precedent to the Assignment set forth in Section 5 of the Funding Agreement(s) have been satisfied and (iii) no person or entity other than the Funding Agreement Buyer, Allstate Life Global Funding, the Funding Note
Indenture  Trustee or the  Indenture  Trustee has been,  and no person or entity other than the Indenture  Trustee is, shown on Allstate Life's books and records as the owner of or as having  any  interest  in the  Funding  Agreement(s),  (b)
covenants and agrees with the Funding  Agreement Buyer and the Indenture Trustee that it will not  hereafter  (i) consent to the  transfer or  assignment  of the
Funding  Agreement(s)  to any person or entity other than the Funding  Agreement
Buyer and the Indenture  Trustee or (ii) change its books or records to show any person or entity other than the  Indenture  Trustee as the owner of or as having any  interest  in the  Funding  Agreement(s),  except in each case  pursuant  to written  instructions from the Funding Agreement Buyer and the Indenture Trustee or its successors and (c) covenants and agrees with the Funding  Agreement Buyer and the Indenture Trustee to (i) consent to any request by the Indenture Trustee to  transfer or assign the Funding  Agreement(s)  to any person or entity,  (ii)
change its books or records to reflect any such transfer or assignment and (iii)
take such other  action as may be required  on its part to cause the  conditions precedent  for such a  transfer  or  assignment  contained  in  Section 5 of the
Funding   Agreement(s)  to  be  satisfied  with  respect  to  such  transfer  or assignment.

     Allstate Life hereby also represents that Allstate Life did not receive any notice of any adverse claim prior to (a) its acknowledgment and consent to the Assignment or (b) taking the actions under Section 5 of the Funding Agreement(s) to effect the Assignment.

     This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     "Closing   Instrument"   means  the  Closing   Instrument   in  which  this
Acknowledgement  of Assignment of Funding  Agreement(s) to the Indenture Trustee
is included as Part H.


                                       11

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series
Instrument.










                                       12


                                     PART I
              CERTIFICATE REGARDING CUSTODY OF FUNDING AGREEMENT(S)

     Reference is hereby made to (i) the Indenture set forth in Part G of the Series Instrument (as defined in the second recital to the Closing Instrument) for the Allstate Life Global Funding Trust specified in the Closing Instrument
(the "Trust"); (ii) the Funding Note Indenture set forth in Part H of the Series
Instrument; and (iii) the Coordination Agreement set forth in Part F of the Series Instrument (the "Coordination Agreement"). "Closing Instrument" means the
Closing  Instrument  in which  this  Certificate  Regarding  Custody  of Funding
Agreement(s) is included as Part I. Capitalized terms used in this Certificate and not otherwise defined have the meanings ascribed in the Coordination
Agreement.

     In connection with: (i) the sale of the Funding Agreement(s) (as defined in the third recital to the Closing Instrument), issued by Allstate Life Insurance
Company ("Allstate Life") to Allstate Life Global Funding ("Global Funding") pursuant to Article 2 of the Coordination Agreement; (ii) the Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee set forth in Part A of the Closing Instrument; (iii) the Assignment of Funding Agreement(s) to the Trust set forth in Part E of the Closing Instrument; and (iv) the Assignment of Funding Agreement(s) to the Indenture Trustee set forth in Part G of the Closing
Instrument, the Collateral Custodian hereby represents that:

          (1) it is holding the  instruments  that  constitute  or evidence each
     Funding  Agreement in its custody:  (i) from and after the issuance of such
     Funding  Agreement  and prior to the creation of the Security  Interest (as
     defined  in  the  Funding  Note  Indenture,   the  "Funding  Note  Security
     Interest")  pursuant to the terms of the Funding Note Indenture,  on behalf of Global  Funding;  (ii) from and after the  creation of the Funding  Note
     Security Interest and prior to the termination of the Funding Note Security
     Interest,  solely on behalf of the Funding Note  Indenture  Trustee;  (iii)
     from and after the  termination  of the Funding Note Security  Interest and prior  to  the  creation  of  the  Security  Interest  (as  defined  in the
     Indenture,  the "Indenture Security Interest") pursuant to the terms of the
     Indenture,  solely  on  behalf  of the  Trust;  and (iv) from and after the creation  of the  Indenture  Security  Interest,  solely  on  behalf of the
     Indenture Trustee;

          (2) the instruments that constitute or evidence each Funding Agreement are in its possession at: -, or such other address in Chicago, Illinois specified from time to time in writing by the Collateral Custodian to each other party to the Coordination Agreement; and

          (3) it has no claim against Global Funding or the Trust with respect to the Funding Agreement(s) and, to the best of its knowledge, all liens, if any, on the Funding Agreement(s) in favor of Global Funding or the Trust have been satisfied.




                                       13

                                     PART J
               INSTRUCTIONS OF THE FUNDING NOTE INDENTURE TRUSTEE


     Reference is hereby made to the Funding Note Indenture set forth in Part H of the Series Instrument (as defined in the second recital to the Closing
Instrument) among Allstate Life Global Funding ("Global Funding") and the other parties specified therein (the "Funding Note Indenture"). "Closing Instrument" means the Closing Instrument in which these Instructions to the Funding Note
Indenture Trustee are included as Part J. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Funding Note Indenture.

     Global Funding herewith delivers to the Funding Note Indenture Trustee, or has caused to be delivered to the Funding Note Indenture Trustee, pursuant to the Funding Note Indenture, the Funding note Certificate representing the Funding Note (referred to in the Pricing Supplement) attached as Annex A to the Series Instrument (the "Pricing Supplement"), having an initial Principal Amount identified in the Pricing Supplement, and the Standing Order (as defined below) regarding payments to be made in respect of the Funding Note.

     Global Funding hereby instructs the Funding Note Indenture Trustee to: (i) authenticate the Funding Note Certificate; (ii) register the Funding Note represented by the Funding Note Certificate in the name of the Allstate Life
Global Funding Trust specified in the Closing Instrument (the "Trust"); (iii) accept the deposit of the Funding Note Certificate and hold in a safe custody the Funding Note Certificate as custodian for the Trust; and (iv) take all such other reasonable action as may be required to give effect to the foregoing.

     Pursuant to Section  3.1(d) of the Amended and  Restated  Trust  Agreement,
dated as of -, 2006 (the "Trust  Agreement") among Wilmington Trust Company,  as
Delaware   Trustee  (the  "Delaware   Trustee"),   AMACAR   Pacific  Corp.,   as
Administrator, and AMACAR Pacific Corp., as Trust Beneficial Owner, the Delaware
Trustee,  on behalf of Global  Funding,  hereby  issues the  Standing  Order (as defined in the Trust Agreement) to the Funding Note Indenture Trustee to, either directly or through a Funding Note Paying Agent,  distribute all amounts due and unpaid under Section 3.1(b) of the Trust Agreement;  provided, however, that all payments to be made pursuant to Section 7.1 of the Trust Agreement shall be made by the Delaware Trustee on behalf of Global Funding.



                                       14


                                     PART K
  ACKNOWLEDGEMENT OF FUNDING NOTE INDENTURE TRUSTEE CONCERNING THE FUNDING NOTE
                                  CERTIFICATE

     J.P.  Morgan Trust  Company,  National  Association,  in its  capacities as
Funding Note Paying Agent,  Funding Note  Registrar  and Funding Note  Indenture
Trustee,  certifies,  as of the Original  Issue Date  identified  in the Pricing
Supplement  attached  as Annex A to the  Series  Instrument  (as  defined in the
second  recital  to  the  Closing   Instrument)  for  the  Trust  (the  "Pricing
Supplement"), the following:

          1. it has received the Funding Note Certificate and the Standing Order set forth in Part J of the Closing Instrument regarding payments to be made in respect of the Funding Note; and

          2. (a) it has duly authenticated the Funding Note Certificate; (b) registered the Funding Note represented by the Funding Note Certificate in the name of the Trust; (c) it has accepted the deposit and will hold in safe custody the Funding Note Certificate as custodian for the Trust; and
     (d) it will take all such other reasonable action as may be required to give effect to the foregoing; and

          3. it will at all times comply with the Standing Order set forth in Part J of the Closing Instrument.

     "Closing   Instrument"   means  the  Closing   Instrument   in  which  this
Acknowledgement  of Funding Note Indenture  Trustee  Concerning the Funding Note
Certificate is included as Part K.

     All capitalized terms not otherwise defined herein shall have the meanings ascribed in Part J of the Closing Instrument.


                                       15


                                     PART L
          CERTIFICATE OF FUNDING NOTE INDENTURE TRUSTEE CONCERNING THE
                              FUNDING AGREEMENT(S)

     Reference is hereby made to the Funding Note Indenture set forth in Part H of the Series Instrument (as defined in the second recital to the Closing
Instrument) among Allstate Life Global Funding ("Global Funding") and the other parties specified therein (the "Funding Note Indenture"). "Closing Instrument" means the Closing Instrument in which this Certificate of Funding Note Indenture
Trustee Concerning the Funding Agreement(s) is included as Part L. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Funding Note Indenture.

     In connection  with (i) the Funding  Agreement(s)  (as defined in the third
recital  to  the  Closing   Instrument)  and  (ii)  the  Assignment  of  Funding
Agreement(s)  to the Funding Note  Indenture  Trustee set forth in Part A of the
Closing  Instrument,  the Funding Note Indenture  Trustee hereby represents that the  Collateral  Custodian (as defined in Part F of the Series  Instrument)  has received delivery on behalf of the Funding Note Indenture Trustee of the Funding
Agreement(s) and the Collateral  Custodian is holding such Funding  Agreement(s)
on behalf of the Funding Note Indenture  Trustee for the benefit and security of the holders of the Funding Note specified in the Pricing Supplement  attached as
Annex A to the Series  Instrument and that each Funding  Agreement(s)  is in the custody of the  Collateral  Custodian,  on behalf of the Funding Note  Indenture
Trustee,  at the address  specified in or pursuant to the Certificate  Regarding
Custody  of the  Funding  Agreement(s)  set  forth  in  Part  I of  the  Closing
Instrument.



                                       16



                                     PART M
                      INSTRUCTIONS TO THE INDENTURE TRUSTEE

     Reference is hereby made to the Indenture set forth in Part G of the Series
Instrument (as defined in the second recital to the Closing Instrument) for the Allstate Life Global Funding Trust specified in the Closing Instrument (the
"Trust"),  among  the  Trust  and  the  other  parties  specified  therein  (the
"Indenture"). "Closing Instrument" means the Closing Instrument in which these Instructions to the Indenture Trustee are included as Part M. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.

     The Trust herewith delivers to the Indenture Trustee, or has caused to be delivered to the Indenture Trustee, pursuant to the Indenture, each Note
Certificate representing the Notes (each, a "Note Certificate"), bearing the CUSIP No. identified in the Pricing Supplement attached as Annex A to the Series
Instrument (the "Pricing Supplement"), having an initial Principal Amount identified in the Pricing Supplement, and the Standing Order (as defined below) regarding payments to be made in respect of the Notes.

     The Trust hereby instructs the Indenture Trustee to (i) authenticate each Note Certificate, (ii) register the Notes represented by each Note Certificate in the name of the Depositary identified on the Pricing Supplement (the
"Depositary") or its nominee, (iii) accept the deposit of each Note Certificate and hold in safe custody each Note Certificate as custodian or common depositary for the Depositary, and (iv) take all such other reasonable action as may be required to give effect to the foregoing.

     The Trust hereby further  directs the Indenture  Trustee to deposit the Net
Proceeds to the Trust (as identified in the Pricing Supplement) in respect of the Notes to:

         - Bank, Chicago
         Illinois ABA # -
         Credit: -
         Account # -: Allstate Life Global Funding
         Contract # -

or such other account as may be specified to the Indenture Trustee by or on behalf of the Trust.

     Pursuant to Section 3.1(d) of the Standard Trust Terms (the "Standard Trust
Terms")  incorporated into the Trust Agreement set forth in Part A of the Series
Instrument  (the "Trust  Agreement"),  the  Delaware  Trustee (as defined in the
Trust Agreement), on behalf of the Trust, hereby issues the Standing Order (as defined in the Trust Agreement) to the Indenture Trustee to, either directly or through a Paying Agent, distribute all amounts due and unpaid under Section
3.1(b) of the Standard Trust Terms; provided, however, that all payments to be made pursuant to Section 7.1 of the Standard Trust Terms shall be made by the Delaware Trustee on behalf of the Trust.

                                       17

                                     PART N
                      ACKNOWLEDGEMENT OF INDENTURE TRUSTEE
                       CONCERNING THE NOTE CERTIFICATE(S)

     J.P.  Morgan Trust  Company,  National  Association,  in its  capacities as
Paying Agent,  Registrar and Indenture  Trustee,  certifies,  as of the Original
Issue Date identified in the Pricing Supplement attached as Annex A to the Series Instrument (as defined in the second recital to the Closing Instrument) for the Trust (the "Pricing Supplement"), the following:

          1. it has received each Note Certificate and the Standing Order set forth in Part M of the Closing Instrument regarding payments to be made in respect of the Notes;

          2. (a) it has duly authenticated each Note Certificate; (b) if applicable, registered the Notes represented by each Note Certificate in the name of the Depositary or its nominee; (c) it has accepted the deposit and will hold in safe custody each Note Certificate as custodian or common depositary for the Depositary; and (d) it will take all such other reasonable action as may be required to give effect to the foregoing; and

          3. it will at all times comply with the Standing Order set forth in Part M of the Closing Instrument.

     In connection with the above issue, it also hereby confirms that, by order of the Agent(s) identified in the Pricing Supplement, it has made the following irrevocable payment instruction:

Payment Date:            Original Issue Date identified in the Pricing Supplement
Amount:                  Net Proceeds to the Trust identified in the Pricing Supplement
Payment to:              Account specified in Part M of the Closing Instrument

     All capitalized terms not otherwise defined herein shall have the meanings ascribed in Part M of the Closing Instrument.


                                       18

                                     PART O
                   CERTIFICATE OF INDENTURE TRUSTEE CONCERNING
                            THE FUNDING AGREEMENT(S)

     Reference is hereby made to the Indenture set forth in Part G of the Series
Instrument (as defined in the second recital to the Closing Instrument) for the Trust for the Allstate Life Global Funding Trust specified in the Closing
Instrument (the "Trust"), among the Trust and the other parties specified therein (the "Indenture"). "Closing Instrument" means the Closing Instrument in which this Certificate of Indenture Trustee Concerning the Funding Agreement(s) is included as Part O. Capitalized terms used in this Certificate and not otherwise defined have the meanings ascribed in the Indenture.

     In connection  with (i) the Funding  Agreement(s)  (as defined in the third
recital  to  the  Closing   Instrument)  and  (ii)  the  Assignment  of  Funding
Agreement(s)  to the  Indenture  Trustee  set  forth  in  Part G of the  Closing
Instrument,   the  Indenture  Trustee  hereby  represents  that  the  Collateral
Custodian (as defined in Part F of the Series  Instrument) has received delivery on  behalf  of  the  Indenture  Trustee  of the  Funding  Agreement(s)  and  the
Collateral  Custodian  is holding  such  Funding  Agreement(s)  on behalf of the
Indenture  Trustee  for the  benefit  and  security  of the holders of the Notes specified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust and that the  Funding  Agreement(s)  is/are in the  custody of the
Collateral  Custodian,  on  behalf  of the  Indenture  Trustee  at  the  address specified  in or pursuant to the  Certificate  Regarding  Custody of the Funding
Agreement(s) set forth in Part I of the Closing Instrument.




                                       19

                                     PART P
                                   CERTIFICATE
                                OF GLOBAL FUNDING
                            PURSUANT TO SECTION 7(c)
                          OF THE DISTRIBUTION AGREEMENT

     Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global Funding"), does hereby certify to each Agent identified in the Pricing Supplement attached as Annex A to the Series
Instrument (as defined in the second recital to the Closing Instrument) for the Allstate Life Global Funding Trust specified in the Closing Instrument (the
"Trust") pursuant to Section 7(c) of the Distribution Agreement attached as Exhibit E to the Series Instrument (the "Distribution Agreement") that, as of the Original Issue Date (as specified in the Pricing Supplement attached to the Series Instrument as Annex A, the "Original Issue Date"):

          1. the representations and warranties of Global Funding and, if applicable, the Trust in the Distribution Agreement are true and correct on and as of the Original Issue Date and Global Funding and, if applicable, the Trust have complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Original Issue Date;

          2. no stop order  suspending  the  effectiveness  of the  Registration
     Statement has been issued and no proceedings for that purpose have been instituted or, to Global Funding's knowledge, threatened; and

          3. except as otherwise provided in the Terms Agreement set forth in Part E of the Series Instrument, since the date of the Base Prospectus there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Base Prospectus which has not been filed, and there has been no document required to be filed under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act
     Regulations which, upon filing, would be deemed to be incorporated by reference in the Prospectus which has not been so filed.

     "Closing Instrument" means the Closing Instrument in which this Certificate of Global Funding Pursuant to Section 7(c) of the Distribution Agreement is included as Part P.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Distribution Agreement.


                                       20

                                     PART Q
                              OFFICER'S CERTIFICATE
                       OF ALLSTATE LIFE INSURANCE COMPANY
                            PURSUANT TO SECTION 4(C)
                 OF THE REPRESENTATIONS AND INDEMNITY AGREEMENT

     The  signatory  identified  in  Part  Y  of  the  Closing  Instrument  (the
"Officer"), a duly elected officer of Allstate Life Insurance Company, an Illinois insurance company ("Allstate Life"), does hereby certify to each Agent identified in the Pricing Supplement attached as Annex A to the Series
Instrument (as defined in the second recital to the Closing Instrument) for the Allstate Life Global Funding Trust specified in the Closing Instrument (the
"Trust"),  in such capacity and on behalf of Allstate Life,  pursuant to Section
4(c) of the Representations and Indemnity Agreement, dated as of -, 2006, among Allstate Life and the Agents specified therein (as amended, modified, restated, supplemented and/or replaced from time to time, the "Representations and Indemnity Agreement") that, to the knowledge of the Officer based upon reasonable investigation, as of the Original Issue Date specified in the Pricing
Supplement attached to the Series Instrument as Annex A:

          1. no stop order  suspending  the  effectiveness  of the  Registration
     Statement has been issued and no proceedings for that purpose have been instituted or, to Allstate Life's knowledge, threatened;

          2. since the date of the Base Prospectus there has occurred no event required to be set forth in an amendment or supplement to the Registration
     Statement or Base Prospectus which has not been filed, and there has been no document required to be filed under the 1933 Act, the 1933 Act
     Regulations, the 1934 Act or the 1934 Act Regulations which, upon filing, would be deemed to be incorporated by reference in the Prospectus which has not been so filed; and

          3. nothing has come to the attention of Allstate Life that would cause it to believe that the priority status of the Funding Agreement(s) under
     Section 5/205 of the Illinois Insurance Code has been adversely modified since the date of the last delivery of the opinion issued by Lord, Bissell
     & Brook LLP,  substantially  in the form of  Exhibit C to the  Distribution
     Agreement.

     "Closing  Instrument" means the Closing  Instrument in which this Officer's
Certificate of Allstate Life Insurance  Company  Pursuant to Section 4(c) of the
Representations and Indemnity Agreement is included as Part Q.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Distribution Agreement.


                                       21

                                     PART R
                           SECRETARY'S CERTIFICATE OF
                         ALLSTATE LIFE INSURANCE COMPANY

     The signatory identified in Part Y of the Closing Instrument, the duly elected Secretary of Allstate Life Insurance Company, an Illinois insurance company ("Allstate Life"), does hereby certify as of the Original Issue Date (as specified in the Pricing Supplement attached to the Series Instrument (as defined in the second recital to the Closing Instrument) for the Trust as Annex
A, the "Original Issue Date") that:

          1. Attached hereto as Annex A is a true, complete and correct copy of the Articles of Amendment to the Articles of Incorporation of Allstate Life as amended to date and as in full force and effect on the Original Issue
     Date; since-, no action has been taken by Allstate Life or any officers, directors or shareholders of Allstate Life to effect or authorize any amendment thereto;

          2. Attached hereto as Annex B is a true, complete and correct copy of the By-Laws of Allstate Life as amended to the Original Issue Date and as in full force and effect on the Original Issue Date;

          3. Attached hereto as Annex C is a true, complete and correct copy of the resolutions of the Board of Directors of Allstate Life duly adopted on
     - and such resolutions have not been amended, modified, annulled or revoked, and are in full force and effect on the Original Issue Date; and

          4. Each of the following individuals have been duly elected or appointed to the position of Allstate Life shown opposite each of their names along with a true specimen of each of their respective signatures:


         Name                    Title                         Signature

-----------------------  ---------------------------  -------------------------
                                                      -------------------------
                                                      -------------------------

     "Closing Instrument" means the Closing Instrument in which this Secretary's
Certificate of Allstate Life Insurance Company is included as Part R.


                                       22

                                                ANNEX A TO PART R





                                       23

                                                ANNEX B TO PART R






                                       24


                                                ANNEX C TO PART R





                                       25

                                     PART S
              CERTIFICATE OF SERVICER CONCERNING CORPORATE MATTERS

     Reference is made to: (i) the  Indenture  set forth in Part G of the Series
Instrument (as defined in the second recital to the Closing  Instrument) for the
Allstate Life Global  Funding  Trust  specified in the Closing  Instrument  (the
"Trust") among the Trust and the other parties specified  therein,  entered into in  connection  with the issuance of the secured  medium term notes of the Trust
(the "Notes"); (ii) the Funding Note Indenture set forth in Part H of the Series
Instrument,  among Allstate Life Global Funding and the other parties  specified therein,  entered  into in  connection  with the  issuance of the  Funding  Note specified in the Pricing Supplement attached to the Series Instrument as Annex A
(the "Funding Note");  and (iii) the Coordination  Agreement set forth in Part F of the Series Instrument (the "Coordination  Agreement") among the Trust and the
other  parties  specified  therein.   "Closing  Instrument"  means  the  Closing
Instrument in which this Certificate of Servicer Concerning Corporate Matters is included as Part S. All  capitalized  terms not otherwise  defined  herein shall have the meanings set forth in the Indenture.

     J.P. Morgan Trust Company, National Association, in its capacity as: (i) the Indenture Trustee, Registrar, Exchange Rate Agent, Paying Agent and
Calculation  Agent;  and (ii) the Funding Note Indenture  Trustee,  Funding Note
Registrar,  Funding  Note  Exchange  Rate Agent,  Funding  Note Paying Agent and
Funding  Calculation  Agent  (as such  terms are  defined  in the  Funding  Note
Indenture) (in such capacities, the "Servicer"), hereby certifies that:

          1. Each of (i) the Indenture;  (ii) the Funding Note Indenture;  (iii)
     the Coordination Agreement;  (iv) the Assignment of Funding Agreement(s) to
     the  Funding  Note  Indenture  Trustee  set forth in Part A of the  Closing
     Instrument;  (v) the Acknowledgement of Assignment of Funding  Agreement(s)
     to the Funding  Note  Indenture  Trustee set forth in Part B of the Closing
     Instrument;  (vi) the  Termination  of Security  Interest  and  Transfer of
     Funding  Agreement(s)  to Global Funding set forth in Part C of the Closing
     Instrument;  (vii) the  Acknowledgement of Termination of Security Interest
     and  Transfer  of Funding  Agreement(s)  set forth in Part D of the Closing
     Instrument;  (viii) the Assignment of Funding Agreement(s) to the Indenture
     Trustee  set  forth  in  Part  G  of  the  Closing  Instrument;   (ix)  the
     Acknowledgement  of  Assignment  of Funding  Agreement(s)  to the Indenture
     Trustee set forth in Part H of the Closing Instrument; (x) the Instructions
     of Global Funding set forth in Part J of the Closing  Instrument;  (xi) the
     Acknowledgement  of Funding Note Indenture  Trustee  Concerning the Funding
     Note Certificate set forth in Part K of the Closing  instrument;  (xii) the
     Certificate  of Funding  Note  Indenture  Trustee  Concerning  the  Funding
     Agreement(s)  set  forth in Part L of the  Closing  Instrument  (xiii)  the
     Instructions  of the Trust set forth in Part M of the  Closing  Instrument;
     (xiv)  the   Acknowledgement  of  Indenture  Trustee  Concerning  the  Note
     Certificate(s) set forth in Part N of the Closing Instrument;  and (xv) the
     Certificate of Indenture  Trustee  Concerning the Funding  Agreement(s) set
     forth in Part O of the Closing Instrument  (collectively,  the "Transaction
     Documents")  has been duly executed and delivered on behalf of the Servicer by an authorized officer of the Servicer.

                                       26


          2. Each person who, as an officer of the Servicer, signed any Transaction Document, was duly elected or appointed, qualified and acting as such officer at the respective time of the signing and delivery thereof and was duly authorized to sign such Transaction Document on behalf of the Servicer, and the signature of each such person is the genuine signature of such officer.

          3. Each person who, as an officer of the Servicer,  in its capacity as
     Indenture   Trustee  under  the   Indenture,   authenticated   certificates
     representing  the Notes issued under the  Indenture was at the time of such authentication  and is now a  duly  elected  or  appointed  officer  of the
     Servicer,  in its  capacity  as  Indenture  Trustee  under  the  Indenture, authorized  and  empowered so to act and the  signature of each such person appearing on any such certificate is genuine. The Servicer, in its capacity as Indenture  Trustee under the  Indenture,  has examined the form of Notes certificate so authenticated  and delivered and has found the same to be in substantially the form called for by the Indenture.

          4. Each person who, as an officer of the Servicer,  in its capacity as
     Funding  Note   Indenture   Trustee  under  the  Funding  Note   Indenture,
     authenticated  certificates  representing the Funding Note issued under the
     Funding Note Indenture was at the time of such  authentication and is now a duly  elected or  appointed  officer of the  Servicer,  in its  capacity as
     Funding Note Indenture Trustee under the Funding Note Indenture, authorized and empowered so to act and the signature of each such person  appearing on any such certificate is genuine.  The Servicer,  in its capacity as Funding
     Note Indenture  Trustee under the Funding Note Indenture,  has examined the form of Funding Note  certificate  so  authenticated  and delivered and has found the same to be in  substantially  the form  called for by the Funding
     Note Indenture.

          5. Attached hereto as Exhibit A is a true, correct and complete copy of an extract of the bylaws of the Servicer evidencing the authority of certain officers of the Servicer to sign indentures and other documents and instruments, and authenticate certificates representing securities, which bylaws are in effect at the Original Issue Date specified in the Pricing
     Supplement attached to the Series Instrument for the Trust as Annex A and at all times since December 3, 2001.

          6. The Indenture Trustee is eligible to act as Indenture Trustee under the applicable provisions of the Indenture.

          7. The Funding  Note  Indenture  Trustee is eligible to act as Funding
     Note Indenture Trustee under the applicable  provisions of the Funding Note
     Indenture.

     "Closing Instrument" means the Closing Instrument in which this Certificate of Servicer Concerning Corporate Matters is included as Part S.


                                       27


                                                          EXHIBIT A TO PART S


                              EXTRACT FROM BY-LAWS






                                       28

                                     PART T
                          CERTIFICATE OF ADMINISTRATOR

     The signatory identified in Part Y of the Closing Instrument, the duly appointed Secretary of AMACAR Pacific Corp., a Delaware corporation (the
"Administrator"), does hereby certify as of the Original Issue Date identified in the Pricing Supplement attached as Annex A to the Series Instrument (as defined in the second recital to the Closing Instrument) for the Trust (the
"Original Issue Date") that:

          1. Each of the persons named on Exhibit A hereto has been duly elected or appointed and is duly qualified as an officer of the Administrator on the Original Issue Date, holding the office or offices set forth opposite his or her name, and the signature set forth opposite his or her name is a specimen of his or her genuine signature.

          2. Attached hereto as Exhibit B is a true and correct copy of the Certificate of Incorporation of the Administrator as in effect on the Original Issue Date.

          3. Attached hereto as Exhibit C is a true and correct copy of the By-Laws of the Administrator as in effect on the Original Issue Date.

          4. Attached hereto as Exhibit D is a true and correct copy of a resolution duly adopted by the Board of Directors of the Administrator at a meeting thereof duly called and held on -, at which a quorum was present and acting throughout. Such resolution has not been amended, modified, rescinded or revoked and is in full force and effect on the Original Issue
     Date.

          5. Attached hereto as Exhibit E is a true and correct copy of a resolution duly adopted by the Board of Directors of the Administrator at a meeting thereof duly called and held on -, at which a quorum was present and acting throughout. Such resolution has not been amended, modified, rescinded or revoked and is in full force and effect on the Original Issue
     Date.

          6. The Administrator is a corporation existing and in good standing under the laws of the State of Delaware.

          7. There is no proceeding pending or, to the best of my knowledge, threatened for the dissolution or liquidation of the Administrator.

     "Closing Instrument" means the Closing Instrument in which this Certificate of Administrator is included as Part T.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Administrative Services Agreement set forth in Part B to the Series Instrument.


                                       29


                                                      EXHIBIT A TO PART T

         Name                     Office                     Signature
-----------------------     ------------------       --------------------------
                                                     --------------------------
                                                     --------------------------





                                       30


                                                       EXHIBIT B TO PART T






                                       31


                                                       EXHIBIT C TO PART T






                                       32



                                                       EXHIBIT D TO PART T






                                       33


                                                       EXHIBIT E TO PART T





                                       34

                                     PART U
                            CROSS-RECEIPT BETWEEN THE
                             TRUST AND THE AGENT(S)

     Reference is hereby made to the Terms Agreement set forth in Part E of the Series Instrument (as defined in the second recital to the Closing Instrument) for the Allstate Life Global Funding Trust specified in the Closing Instrument
(the  "Trust",  and such  Terms  Agreement,  the  "Terms  Agreement").  "Closing
Instrument" means the Closing Instrument in which this Cross Receipt Between the Trust and the Agent(s) is included as Part U. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Terms
Agreement.

          1. The Trust hereby acknowledges receipt from the Agent(s) of immediately available funds in the amount equal to the Net Proceeds to the Trust identified in the Pricing Supplement attached as Annex A to the Series Instrument, representing payment in full of the Notes sold to the Agent(s) pursuant to the Terms Agreement.

          2. The Agent(s) hereby acknowledge(s) receipt from the Trust of the Notes sold to the Agent(s) by the Trust pursuant to the Terms Agreement.






                                       35

                                     PART V
                         CROSS-RECEIPT BETWEEN THE TRUST
                        AND ALLSTATE LIFE GLOBAL FUNDING

     Reference is hereby made to the Coordination Agreement set forth in Part F of the Series Instrument (as defined in the second recital to the Closing
Instrument)  for the Allstate Life Global Funding Trust specified in the Closing
Instrument (the "Trust",  and such  Coordination  Agreement,  the  "Coordination
Agreement"). "Closing Instrument" means the Closing Instrument in which this Cross-Receipt Between the Trust and Allstate Life Global Funding is included as
Part V. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement.

          1. Allstate Life Global Funding ("Global Funding") hereby acknowledges receipt from the Trust of immediately available funds in the amount equal to the Net Proceeds to the Trust identified in the Pricing Supplement attached as Annex A to the Series Instrument, representing payment in full of the Funding Note sold to the Trust pursuant to the Coordination
     Agreement.

          2. The Trust hereby acknowledges receipt from Global Funding of the Funding Note sold to the Trust pursuant to the Coordination Agreement.






                                       36

                                     PART W
                              CROSS-RECEIPT BETWEEN
                        ALLSTATE LIFE GLOBAL FUNDING AND
                         ALLSTATE LIFE INSURANCE COMPANY

     Reference is hereby made to the Coordination Agreement set forth in Part F of the Series Instrument (as defined in the second recital to the Closing
Instrument)  for the Allstate Life Global Funding Trust specified in the Closing
Instrument (the "Trust",  and such  Coordination  Agreement,  the  "Coordination
Agreement"). "Closing Instrument" means the Closing Instrument in which this Cross-Receipt Between Allstate Life Global Funding and Allstate Life Insurance
Company is included as Part W. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement.

          1.  Allstate  Life   Insurance   Company   ("Allstate   Life")  hereby
     acknowledges  receipt from Allstate Life Global Funding ("Global  Funding")
     of immediately  available  funds in the amount equal to the Net Proceeds to the Trust identified in the Pricing  Supplement  attached as Annex A to the
     Series Instrument, representing payment in full of the Funding Agreement(s)
     sold to Global Funding pursuant to the Coordination Agreement.

          2. Global  Funding hereby  acknowledges  receipt from Allstate Life of
     the  Funding   Agreement(s)   sold  to  Global  Funding   pursuant  to  the
     Coordination Agreement.





                                       37

                                     PART X
                              CROSS-RECEIPT BETWEEN
                        ALLSTATE LIFE GLOBAL FUNDING AND
                                    THE TRUST

     Reference is hereby made to the Coordination Agreement set forth in Part F of the Series Instrument (as defined in the second recital to the Closing
Instrument)  for the Allstate Life Global Funding Trust specified in the Closing
Instrument (the "Trust",  and such  Coordination  Agreement,  the  "Coordination
Agreement"). "Closing Instrument" means the Closing Instrument in which this Cross-Receipt Between Allstate Life Global Funding and the Trust is included as
Part X. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement.

          1. The Trust hereby  acknowledges  receipt from  Allstate  Life Global
     Funding ("Global Funding") of the Funding Agreement(s).

          2. Global Funding hereby acknowledges the Trust's surrender of the Funding Note.





                                       38

                                     PART Y
                        MISCELLANEOUS AND EXECUTION PAGES

     This Closing Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

     Each signatory, by its execution hereof, does hereby become a party to, or executes, each of the agreements and certificates identified below for such signatory as of the date specified in such agreements and certificates.

     It is expressly  understood  and agreed by the parties that (a)  Wilmington
Trust Company (the "Delaware Trustee") is hereby instructed by Global Funding and the Trust to execute the Closing Instrument on their behalf, (b) the Closing
Instrument is executed and delivered by the Delaware Trustee, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement set forth in Part A to the Series Instrument (as defined in the second recital to the Closing Instrument) for the Trust (the "Trust Agreement"), (c) each of the representations, undertakings and agreements made on the part of the Trust in the Closing Instrument is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only the Trust, (d) nothing contained herein shall be construed as creating any liability on the Delaware Trustee individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (e) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for any breach or failure of any obligation, representation, warranty or covenant to be made or undertaken by the Trust under the Indenture set forth in Part G to the Series
Instrument or any other related documents; provided, however, that such waiver shall not affect the liability of the Delaware Trustee (or any entity acting as successor or additional trustee) to any person under any other agreement to the extent expressly agreed to in its individual capacity under the Trust Agreement.



                                       39



         IN WITNESS WHEREOF, the undersigned have executed the Closing
Instrument.


                                          ALLSTATE LIFE INSURANCE COMPANY (for
                                          purposes of (i) the Assignment of
                                          Funding Agreement(s) to the Funding
                                          Note Indenture Trustee set forth in
                                          Part A hereof, (ii) the
                                          Acknowledgement of Assignment of
                                          Funding Agreement(s) to the Funding
                                          Note Indenture Trustee set forth in
                                          Part B hereof, (iii) the Termination
                                          of Security Interest and Transfer of
                                          Funding Agreement(s) to Allstate Life Global Funding
                                          set forth in Part C hereof, (iv) the
                                          Acknowledgement of Termination of
                                          Security Interest and Transfer of
                                          Funding Agreement(s) set forth in Part
                                          D hereof, (v) the Assignment of
                                          Funding Agreement(s) to the Trust set
                                          forth in Part E hereof, (vi) the
                                          Acknowledgement of Assignment of
                                          Funding Agreement(s) to the Trust set
                                          forth in Part F hereof, (vii) the
                                          Assignment of Funding Agreement(s) to
                                          the Indenture Trustee set forth in
                                          Part G hereof, (viii) the
                                          Acknowledgement of Assignment of
                                          Funding Agreement(s) to the Indenture
                                          Trustee set forth in Part H hereof and
                                          (ix) the Cross-Receipt Between Allstate Life Global
                                          Funding and Allstate Life Insurance Company set forth in
                                          Part W hereof)

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:


                                          SECRETARY OF ALLSTATE LIFE INSURANCE COMPANY (for purposes of the
                                          Secretary's Certificate of Allstate Life Insurance Company set forth in
                                          Part R hereof)

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:  Secretary

                                          I, an authorized officer of Allstate
                                          Life Insurance Company, do hereby
                                          certify that the above signature is
                                          the true and genuine signature of the
                                          duly elected, qualified and acting
                                          Secretary of Allstate Life Insurance
                                          Company.
                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:


                                       40

                                          AUTHORIZED OFFICER OF ALLSTATE LIFE INSURANCE COMPANY (for purposes of the Officer's Certificate of Allstate Life Insurance Company Pursuant to
                                          Section 4(c) of the Representations and Indemnity Agreement set forth in
                                          Part Q hereof)

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:


                                          ALLSTATE LIFE GLOBAL FUNDING (for
                                          purposes of (i) the Assignment of
                                          Funding Agreement(s) to the Funding
                                          Note Indenture Trustee set forth in
                                          Part A hereof, (ii) the
                                          Acknowledgement of Assignment of
                                          Funding Agreement(s) to the Funding
                                          Note Indenture Trustee set forth in
                                          Part B hereof, (iii) the Termination
                                          of Security Interest and Transfer of
                                          Funding Agreement(s) to Allstate Life Global Funding
                                          set forth in Part C hereof, (iv) the
                                          Acknowledgement of Termination of
                                          Security Interest and Transfer of
                                          Funding Agreement(s) set forth in Part
                                          D hereof, (v) the Assignment of
                                          Funding Agreement(s) to the Trust set
                                          forth in Part E hereof, (vi) the
                                          Acknowledgement of Assignment of
                                          Funding Agreement(s)  to the
                                          Trust set forth in Part F hereof,
                                          (vii) the Instructions to the
                                          Funding Note Indenture Trustee set forth in Part J hereof,
                                          (viii) the Certificate of Global
                                          Funding Pursuant to Section 7(c) of
                                          the Distribution Agreement set forth
                                          in Part P hereof, (ix) the
                                          Cross-Receipt Between the Trust and
                                          Allstate Life Global Funding set forth in Part V
                                          hereof, (x) the Cross-Receipt Between
                                          Allstate Life Global Funding and Allstate Life Insurance Company set
                                          forth in Part W hereof and (xi) the
                                          Cross-Receipt Between Global Funding
                                          and the Trust set forth in Part X
                                          hereof)

                                          By: Wilmington Trust Company,
                                          solely in its capacity as Delaware
                                          Trustee

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:


                                       41

                                          THE ALLSTATE LIFE GLOBAL FUNDING TRUST
                                          SPECIFIED ABOVE (for purposes of (i)
                                          the Assignment of Funding Agreement(s)
                                          to the Trust set forth in Part E
                                          hereof, (ii) the Acknowledgement of
                                          Assignment of Funding Agreement(s) to
                                          the Trust set forth in Part F hereof,
                                          (iii) the Assignment of Funding
                                          Agreement(s) to the Indenture Trustee
                                          set forth in Part G hereof, (iv) the
                                          Acknowledgement of Assignment of
                                          Funding Agreement(s)  to the
                                          Indenture Trustee set forth in Part H
                                          hereof, (v) the Instructions to the
                                          Indenture Trustee set forth in Part M hereof, (vi)
                                          Cross-Receipt Between the Trust and
                                          the Agent(s) set forth in Part U
                                          hereof, (vii) the Cross-Receipt
                                          Between the Trust and Allstate Life Global Funding
                                          set forth in Part V hereof and (viii)
                                          the Cross-Receipt Between Allstate Life Global
                                          Funding and the Trust set forth in
                                          Part X hereof)

                                          By: Wilmington Trust Company, solely in its capacity as
                                          Delaware Trustee

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:

                                          J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (for
                                          purposes of (i) the Assignment of Funding Agreement(s) to the
                                          Funding Note Indenture Trustee set forth in Part A hereof,
                                          (ii) the Acknowledgement of Assignment of Funding
                                          Agreement(s) to the Funding Note Indenture Trustee set forth in
                                          Part B hereof, (iii) the Termination of Security Interest and Transfer of
                                          Funding Agreement(s) to Allstate Life Global Funding set forth in Part C hereof,
                                          (iv) the Acknowledgement of Termination of Security Interest and Transfer
                                          of Funding Agreement(s) set forth in Part D hereof,(v) the Assignment of
                                          Funding Agreement(s) to the Indenture Trustee set forth in Part G hereof,
                                          (vi) the Acknowledgement of Assignment of Funding Agreement(s) to the
                                          Indenture Trustee set forth in Part H hereof, (vi) the Instructions to the
                                          Funding Note Indenture Trustee set forth in Part J hereof, (vii) the Acknowledgement of
                                          Funding Note Indenture Trustee Concerning the Funding Note Certificate
                                          set forth in Part K hereof, (viii) the Certificate of Funding Note
                                          Indenture Trustee Concerning the Funding Agreement(s) set forth in Part L hereof, (ix) the Instructions to the Indenture Trustee set forth in Part M hereof,
                                          (x) the Acknowledgement of Indenture Trustee Concerning the Note
                                          Certificates set forth in Part N hereof, (xi) the Certificate of Indenture
                                          Trustee Concerning the Funding Agreement(s) set forth in Part O hereof and (xii) the Certificate of Servicer

                                       42

                                          Concerning Corporate Matters set forth in Part S hereof)

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:

                                          J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
                                          Chicago, Illinois office (for purposes of the Certificate
                                          Regarding Custody of Funding Agreement(s) set forth in Part I hereof)

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:


                                          WILMINGTON TRUST COMPANY, solely in its capacity as the Delaware Trustee of Global
                                          Funding (for purposes of the Instructions to the Funding Note Indenture Trustee set
                                          forth in Part J hereof)

                                          By:
                                                ---------------------------------------------------------------------
                                                Name:
                                                Title:


                                          WILMINGTON TRUST COMPANY, solely in its capacity as the Delaware Trustee of the Trust
                                          (for purposes of the Instructions to the Indenture Trustee set forth in
                                          Part M hereof)

                                          By:
                                                ---------------------------------------------------------------------
                                                Name:
                                                Title:

                                          SECRETARY OF AMACAR PACIFIC CORP. (for purposes of the Certificate of
                                          Administrator set forth in Part T hereof)

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title: Secretary


                                          I, an authorized  officer of AMACAR PACIFIC CORP.,  do hereby certify that the  above  signature  is the  true  and  genuine  signature  of the  duly elected, qualified and acting Secretary of AMACAR PACIFIC CORP.

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:

                                       43

                                          [MERRILL LYNCH, PIERCE,  FENNER & SMITH INCORPORATED] (for purposes of the
                                          Cross-Receipt Between the Trust and
                                          the Agent(s) set forth in Part U
                                          hereof)

                                          By:
                                                --------------------------------------------------------------------
                                                Name:
                                                Title:



                                       44